EXHIBIT 23.1


      CONSENT OF BEARD & COMPANY, INC. INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-3) of Juniata Valley Financial Corp. of our report dated January 25, 1996, with respect to the consolidated financial statements of Juniata Valley Financial Corp. incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 1995.


                                       BEARD & COMPANY, INC.

Reading, Pennsylvania
March 22, 1996
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